                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          --------------------------

                                  FORM 8-K/A
                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934

                          --------------------------

Date of Report (Date of earliest event reported)  October 20, 1997


                             THE SCORE BOARD, INC.
            (Exact name of registrant as specified in its charter)


New Jersey                              0-16913                22-2766077
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                         Identification Number)


                            1951 Old Cuthbert Road
                        Cherry Hill, New Jersey  08034
         (Address, including zip code of Principal Executive Offices)


                                (609) 354-9000
             (Registrant's telephone number, including area code)

Item 5.   Other Events

       On October 20, 1997, Registrant reached an agreement with Frontier Corporation, the parent company of Frontier Communications International, Inc. ("Frontier"), to terminate the distribution and telecommunication service agreements between the companies relating to prepaid telephone calling cards. To resolve various mutual obligations to produce and distribute calling card products and to address outstanding issues relating to usage of telecommunication services, Frontier paid Registrant $5,400,000 on October 24, 1997, and each party forgave outstanding trade receivables and related accounts. As a result of the agreement, Registrant will record a net gain of $5,500,000 in its 1997 fourth quarter.

       When Registrant and Frontier entered into the distribution agreement in December 1996, Registrant agreed to nominate a representative of Frontier to its Board of Directors. James G. Dole was subsequently elected to the Board of Directors as Frontier's nominee. In connection with the termination of the agreements, Mr. Dole has resigned from the Board of Directors, and Registrant has no further obligation to cause a representative of Frontier to be appointed to its Board.

       On October 21, 1997, Registrant entered into an agreement to purchase and retire $4,000,000 in principal amount of its 9.0% convertible, subordinated debentures due September 1, 2002, for a purchase price of $2,300,000. The early retirement of the debentures took place on October 28, 1997, and will result in an extraordinary pretax gain of approximately $1,700,000 in Registrant's 1997 fourth quarter.

       In November 1996, Registrant issued 1,600,000 shares of its Common Stock at $2.49 per share and warrants to acquire 2,720,000 shares of its Common Stock at $3.07 per share to purchasers led by Technology Leaders II L.P. and Technology Leaders II Offshore C.V. (collectively, the "Purchasers"). Effective as of October 17, 1997, and in consideration of the Purchasers commitment to make certain loans to, or an equity investment in, Registrant, Registrant agreed to amend the purchase price of the warrants from $3.07 to $1.00.

       Attached as Exhibit 1 is a September 30, 1997 balance sheet reflecting
                   ---------
pro forma adjustments for the retirement of the debentures and the agreement with Frontier. The weighted average number of shares outstanding at September 30, 1997 was 14,689,000.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE SCORE BOARD, INC.


Date:  October 28, 1997                By:    /s/ John F. White
                                           ------------------------
                                              John F. White
                                              President

                                   EXHIBIT 1

                    The Score Board, Inc. and Subsidiaries
                          Consolidated Balance Sheets


                                                                     (Unaudited)                               Proforma
                                                                     September 30,         Proforma          September 30,
                                                                         1997             Adjustments            1997
Current assets:
  Cash                                                              $     495,000        $  3,100,000       $   3,595,000
  Accounts receivable, net of reserve for returns and doubtful
    accounts of $2,500,000 and $3,200,000                              11,707,000          (1,000,000)         10,707,000
  Inventories                                                           8,987,000                               8,987,000
  Prepaid expenses                                                        992,000                                 992,000
  Prepaid contracts                                                       242,000                                 242,000
                                                                  ---------------------------------------------------------

Total current assets                                                   22,423,000           2,100,000          24,523,000

Fixed assets, net of accumulated depreciation                           1,076,000                               1,076,000

Intangible and other assets, net of accumulated amortization              510,000                                 510,000
                                                                  ---------------------------------------------------------

                                                                    $  24,009,000        $  2,100,000       $  26,109,000
                                                                  =========================================================


Current liabilities:
  Bank indebtedness                                                 $   7,746,000        $      -           $   7,746,000
  Accounts payable                                                     10,510,000          (1,900,000)          8,610,000
  Accrued liabilities                                                   4,691,000             800,000           5,491,000
                                                                  ---------------------------------------------------------

Total current liabilities                                              22,947,000          (1,100,000)         21,847,000

Subordinated debentures                                                 4,000,000          (4,000,000)               -

Stockholders' equity (deficit):
  Preferred stock - $.01 par value, authorized 10,000,000                    -                   -                   -
    shares; no shares issued
  Common stock - $.01 par value, authorized 30,000,000
    shares; issued 14,689,142 shares at September 30, 1997                147,000                                 147,000
  Additional paid in capital                                           29,427,000                -             29,427,000
  Accumulated deficit                                                 (32,512,000)          7,200,000         (25,312,000)
                                                                  ---------------------------------------------------------

Total stockholders' equity (deficit)                                   (2,938,000)          7,200,000           4,262,000
                                                                  ---------------------------------------------------------

                                                                    $  24,009,000        $  2,100,000       $  26,109,000
                                                                  =========================================================
